UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2009

NorthStar Realty Finance Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-32330	11-3707493
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

399 Park Avenue, 18th Floor, New York		10022
(Address of principal executive offices)		(Zip Code)

(212) 547-2600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 8, 2009, the Compensation Committee of the Board of Directors of NorthStar Realty Finance Corp. (the “Company”) finalized the remaining terms and conditions of an Incentive Compensation Plan for the Company’s executive officers and other employees (the “Plan”).  Certain material terms of the Plan were initially summarized on a Form 8-K dated July 21, 2009.  The Plan and the form of award agreement pursuant to which awards shall be granted under the Plan are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2 hereto, respectively, and are incorporated by reference herein.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit Number	Description

99.1	NorthStar Realty Finance Corp. Executive Incentive Bonus Plan
99.2	Form of Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Realty Finance Corp. (Registrant)

Date: September 11, 2009	By:	/s/ Albert Tylis
Albert Tylis
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	NorthStar Realty Finance Corp. Executive Incentive Bonus Plan
99.2	Form of Award Agreement